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                                                                   EXHIBIT 10.bd


            THIRD MODIFICATION OF CREDIT AGREEMENT, PROMISSORY NOTE,
                 GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS


         THIS THIRD MODIFICATION OF CREDIT AGREEMENT, GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS (this "Modification Agreement") is entered into as of March 31, 2001, by and between SBS TECHNOLOGIES, INC., a New Mexico corporation ("Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association ("Lender"), and the Subsidiaries of Borrower listed as Guarantors on the signature pages hereof (the "Guarantors").


                                    RECITALS:

         WHEREAS, Borrower and Lender (under its prior name, NationsBank, N.A.) have previously executed that certain Credit Agreement (as modified, amended and supplemented from time to time, the "Credit Agreement") dated as of December 1, 1998, pursuant to which Lender has made available to Borrower a revolving credit loan facility, which Credit Agreement has been amended by (i) that certain Note Modification Agreement dated as of November 30, 1999, (ii) Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of January 31, 2000 (the "First Modification") and (iii) Second Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of March 31, 2000 (the "Second Modification") (any capitalized term used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement); and

         WHEREAS, the indebtedness under the Credit Agreement is evidenced by that certain Second Amended and Restated Revolving Promissory Note (the "Second Restated Note") dated March 31, 2000, in the principal face amount of $30,000,000.00, executed by Borrower and payable to the order of Lender, which Second Restated Note amended and restated that certain Amended and Restated Revolving Promissory Note dated January 31, 2000, in the principal face amount of $25,000,000.00, which had amended and restated that certain Revolving Promissory Note dated December 1, 1998, in the principal face amount of $15,000,000.00, executed by Borrower and payable to the order of Lender; and

         WHEREAS, Borrower and the Guarantors have requested an extension of the revolving credit facility until December 31, 2002, and Lender has agreed to such extension, subject to and upon the terms and conditions hereof.


                                   AGREEMENT:

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the terms, conditions and agreements contained herein and for other



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good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and the Guarantors agree as follows:

         1. Extension of Termination Date. The termination of the revolving credit facility is extended from March 31, 2001, to December 31, 2002, subject to the terms and conditions set forth in the Credit Agreement. Accordingly, clause (i) of the definition of "Termination Date" in Section 1.1 of the Credit Agreement (as previously amended by the First Modification and the Second Modification) is amended to insert the date "December 31, 2002", in place of "March 31, 2001." Each and every reference to the "Termination Date" in the Credit Agreement, the Second Restated Note, the Guaranty Agreements and any other Loan Document shall mean and refer to such new Termination Date, including without limitation the reference in Paragraph 1(a) of the Second Restated Note to the Termination Date as the maturity date of the such note.

         2. Definition of Documents. All references to the Credit Agreement therein and in the other Loan Documents shall mean the Credit Agreement as amended hereby. The definition of "Loan Documents", as defined in and as used in the Credit Agreement, each Guaranty Agreement and all other Loan Documents, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

         3. Merger Transaction. Borrower represents to Lender that SBS Technologies, Inc., Telemetry and Communications Products, f/k/a SBS Berg Telemetry Systems, Inc. ("SBS Telemetry"), was merged into Borrower, with Borrower being the surviving corporation, as evidenced by Certificate of Merger of SBS Technologies, Inc. #3203635 issued June 23, 2000, by the Office of the Public Regulation Commission of the State of New Mexico, and the Articles of Merger and Plan of Merger of Subsidiary Corporation attached thereto; and Lender consents to such merger. Accordingly, SBS Telemetry is no longer in existence as a separate corporation and is no longer a Guarantor; provided, however, that all assets of SBS Telemetry shall continue to be covered by and subject to the Security Agreement, and pledged as security for the Obligations pursuant thereto, as assets of Borrower as a result of such merger.

         4. Reaffirmation of Obligations. Borrower and the Guarantors acknowledge and agree that they are well and truly indebted to Lender pursuant to the Credit Agreement, the respective Guaranty Agreements, the Second Restated Note and the other Loan Documents, as modified hereby. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of Borrower and each Guarantor contained in the Credit Agreement, each Guaranty Agreement, and the other Loan Documents shall remain unchanged and are hereby ratified and confirmed by Borrower and the Guarantors, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         5. No Implied Waivers. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. Borrower and the Guarantors acknowledge and understand



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that Lender has no obligation to further amend or modify the Credit Agreement, the Note, the Second Restated Note or any of the other Loan Documents, or any of the terms, provisions or covenants thereof, and that Lender has made no representations regarding any such amendments or modifications. No failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Modification Agreement, the Credit Agreement, the Guaranty Agreements, or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege.

         6. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance by the Borrower and the Guarantors of this Modification Agreement and compliance with the terms and provisions hereof (i) have been duly authorized by all requisite action on the part of each such Person and (ii) do not, and will not violate or conflict with, or result in a breach of, or require any consent under (A) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Tribunal or arbitrator, or (C) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject; (b) the signatories below have been duly authorized by all necessary corporate action to make and enter into this Modification Agreement as the duly authorized action and deed of Borrower and each of the Guarantors; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and (d) upon execution and effectiveness hereof, no Default or Event of Default has occurred and is continuing.

         7. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement, the Second Restated Note, the Guaranty Agreements and the other Loan Documents shall remain unchanged and are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         8. Further Assurances. Borrower shall execute and deliver to Lender such other documents as may be necessary or as may be required, in the opinion of Lender and/or counsel to Lender to effect the transactions contemplated hereby and to create and evidence the rights and remedies of the Lender under the Loan Documents.

         9. Inconsistent Provisions. This Modification Agreement shall control in the case of any inconsistency between the terms and provisions hereof and those contained in the other Loan Documents.

         10. Binding Agreement. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.



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         11. GOVERNING LAW. THIS MODIFICATION AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW MEXICO, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES.

         12. Counterparts; Telecopies. This Modification Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which, collectively, shall constitute one agreement. In addition, due execution of this Modification Agreement by any party may be evidenced by a telecopy reflecting such party's signature. Any party to this Modification Agreement shall be entitled to receive upon request, from any other party that has previously forwarded an executed counterpart of any such document by telecopy, a duplicate of such document bearing such other party's ink original signature.

         13. Entire Agreement. This Modification Agreement, the Credit Agreement, the Second Restated Note and the Guaranty Agreements, together with the other Loan Documents, contain the entire agreement between the parties relating to the subject matter hereof and thereof.

         THIS MODIFICATION AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


       [REMAINDER OF PAGE INTENTIONALLY LEFT BANK-- SIGNATURES TO FOLLOW]



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         IN WITNESS WHEREOF, this Modification Agreement is executed effective as of the date first above written.

                                         BORROWER:

                                         SBS TECHNOLOGIES, INC.,
                                         a New Mexico corporation


                                         By:   /s/  James E. Dixon, Jr.
                                               ---------------------------------
                                               James E. Dixon, Jr.
                                               Vice President, Finance and
                                               Administration


                                         LENDER:

                                         BANK OF AMERICA, N.A., formerly
                                         NationsBank, N.A., a national banking
                                         association


                                         By:   /s/ Norman Butler
                                               ---------------------------------
                                              Name:   Norman Butler
                                                      --------------------------
                                              Title:  Vice President
                                                      --------------------------

                                         GUARANTORS:

                                         SBS TECHNOLOGIES, INC. CONNECTIVITY
                                         PRODUCTS, f/k/a SBS Bit 3 Operations,
                                         Inc.


                                         By:   /s/ James E. Dixon
                                               ---------------------------------
                                               James E. Dixon, Jr.
                                               Treasurer


                                         SBS TECHNOLOGIES INC. MODULAR I/O,
                                         f/k/a SBS Greenspring Modular I/O, Inc.


                                         By:   /s/ James E. Dixon, Jr.
                                               ---------------------------------
                                               James E. Dixon, Jr.
                                               Treasurer



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                                         SBS TECHNOLOGIES, INC. EMBEDDED
                                         COMPUTERS, f/k/a SBS Embedded
                                         Computers, Inc.


                                         By:   /s/  James E. Dixon, Jr.
                                               ---------------------------------
                                               James E. Dixon, Jr.
                                               Treasurer


                                         SBS TECHNOLOGIES INC. INDUSTRIAL
                                         COMPUTERS, f/k/a SBS Micro Alliance,
                                         Inc.


                                         By:   /s/ James E. Dixon, Jr.
                                               ---------------------------------
                                               James E. Dixon, Jr.
                                               Treasurer


                                         SBS TECHNOLOGIES INC.
                                         COMMUNICATIONS PRODUCTS,
                                         f/k/a VI Computer


                                         By:   /s/ James E. Dixon, Jr.
                                               ---------------------------------
                                               James E., Dixon, Jr.
                                               Treasurer



                                         SDL COMMUNICATIONS, INC.


                                         By:   /s/ James E. Dixon, Jr.
                                               ---------------------------------
                                               James E., Dixon, Jr.
                                               Treasurer



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